SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date    of Report (Date of earliest event reported):

                                 July 22, 2004

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351               41-1849591
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                      Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 525-5020
                         (Registrant's telephone number)


Item 7.(c) Exhibits

99.1 Press release of Metris Companies Inc. dated July 22, 2004, reporting financial results for its second quarter ended June 30, 2004.

Item 9.  Regulation FD Disclosure

On July 22, 2004, Metris Companies Inc. issued a press release describing its results of operations for the second quarter of 2004. That press release is furnished as Exhibit 99.1 to this report.

Item 12.  Results of Operations and Financial Condition

On July 22, 2004, Metris Companies Inc. issued a press release describing its results of operations for the second quarter of 2004. That press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


                              By /s/David D. Wesselink
                                David D. Wesselink
                                Chairman and Chief Executive Officer
Dated: July 22, 2004

                                  EXHIBIT INDEX

Exhibit No.  Description

99.1 Press release of Metris Companies Inc. dated July 22, 2004, reporting financial results for its second quarter ended June 30, 2004.